Office of the Chief Accountant

SEPCS Letter File

Securities and Exchange Commission

Mail Stop 9-5

450 W. Fifth St., N. W.

Washington, D. C. 20549

We were previously auditors for United Bancshares, Inc., and on February 25, 2000, we reported on the consolidated financial statements of United Bancshares, Inc. as of December 31, 1999 and 1998 and for the three years in the period ended December 31, 1999. On May 3, 2000, we were dismissed as auditors of United Bancshares, Inc. We have read United Bancshares, Inc.'s statements included under Item 4 of Form 8-K for May 3, 2000, and we agree with such statements.

/s/ E.S. Evans and Company

E. S. Evans and Company

Lima, Ohio

May 4, 2000

Cc: Mr.E. Eugene Lehman

President

United Bancshares, Inc.

Ms. Susan B. Zaunbrecher

Dinsmore & Shohl